                                                                   EXHIBIT 10.10

                      FOURTH AMENDMENT TO CREDIT AGREEMENT

          FOURTH AMENDMENT TO CREDIT AGREEMENT (this "FOURTH AMENDMENT"), dated as of December 3, 2001, by and among BUHRMANN N.V., a public limited liability company (NAAMLOZE VENNOOTSCHAP) organized under the laws of The Netherlands, with official seat in Maastricht, The Netherlands (the "PARENT"), Buhrmann US Inc., a Delaware corporation (the "BORROWER"), the various Lenders party to the Credit Agreement referred to below. DEUTSCHE BANK SECURITIES INC., as lead arranger and sole book manager (in such capacities, the "LEAD ARRANGER"), BNP PARIBAS (f/k/a Paribas), as syndication agent (in such capacity, the "SYNDICATION AGENT"), ABN AMRO BANK N.V., as documentation agent (in such capacity, the "DOCUMENTATION AGENT"), and BANKERS TRUST COMPANY, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT" and, together with the Lead Arranger, the Syndication Agent and the Documentation Agent, collectively, the "AGENTS"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.

                               W I T N E S S E T H:

          WHEREAS, the Parent, the Borrower, the Lenders and the Agents are parties to a Credit Agreement, dated as of October 26, 1999 (as amended, modified or supplemented to, but not including, the date hereof, the "EXISTING CREDIT AGREEMENT" and, as amended, modified or supplemented from time to time, including on the date hereof, the "CREDIT AGREEMENT");

          WHEREAS, the parties hereto wish to amend, modify and supplement the Existing Credit Agreement as herein provided;

          NOW, THEREFORE, it is agreed:

I.   AMENDMENTS TO THE CREDIT AGREEMENT

          1. On and after the Fourth Amendment Effective Date, Section 9.02(x) of the Credit Agreement shall be amended by (i) deleting the word "and" appearing at the end of clause (1) and inserting a comma in lieu thereof and
(ii) inserting the following new clause (3) immediately following the text "Inactive Subsidiaries" appearing at the end of clause (2) thereof:

     "and (3) any Wholly-Owned Subsidiary of the Parent which is neither a Subsidiary Guarantor nor an Inactive Subsidiary may transfer assets to any other Wholly-Owned Subsidiary of the Parent which is neither a Subsidiary Guarantor nor an Inactive Subsidiary".

          2. On and after the Fourth Amendment Effective Date, Section 9.03 of the Credit Agreement shall be amended by deleting the word "dividends" appearing in clause (ii) thereof and inserting the word "Dividends" in lieu thereof.

          3. On and after the Fourth Amendment Effective Date, Section 9.09 of the Credit Agreement shall be amended by replacing the table entries for March 31, 2002 through and including the entry for September 30, 2003 with the following new table entries:

          Fiscal Quarter Ended Closest To                      Ratio
          -------------------------------                      -----
          March 31, 2002                                       2.25:1.00
          June 30, 2002                                        2.25:1.00
          September 30, 2002                                   2.50:1.00
          December 31, 2002                                    2.50:1.00

          March 31, 2003                                       2.75:1.00
          June 30, 2003                                        2.75:1.00
          September 30, 2003                                   2.75:1.00

          4. On and after the Fourth Amendment Effective Date, Section 9.10 of the Credit Agreement shall be amended by replacing the table entries for September 30, 2003 and December 31, 2003 with the following new table entries:

          Fiscal Quarter Ended Closest To                      Ratio
          -------------------------------                      -----
          September 30, 2003                                   1.05:1.00
          December 31, 2003                                    1.05:1.00

          5. On and after the Fourth Amendment Effective Date, Section 9.11 of the Credit Agreement shall be amended to read in its entirety as follows:

          9.11 MAXIMUM CONSOLIDATED LEVERAGE RATIO. Each Credit Agreement Party agrees that it will not permit the Consolidated Leverage Ratio at any item during a period described below to be greater than the ratio set forth opposite such period below:

        Period                                                                        Ratio
        ------                                                                        -----
        Last day of Parent's fiscal quarter ended closest to December 31, 2001 to but excluding the last day of the Parent's fiscal quarter
        ended closest to March 31, 2002                                               4.25:1.00

        Last day of Parent's fiscal quarter ended closest to March 31, 2003 to but excluding the last day of the Parent's fiscal quarter ended closest
        to September 30, 2002                                                         4.75:1.00

        Last day of Parent's fiscal quarter ended closest to September 30, 2002 to but excluding the last day of the Parent's fiscal quarter ended
        closest to March 31, 2003                                                     4.50:1.00

        Last day of Parent's fiscal quarter ended closest to March 31, 2002 to but excluding the last day of the Parent's fiscal quarter ended closest
        to September 30, 2003                                                         4.25:1.00

        Last day of Parent's fiscal quarter ended closest to September 30, 2003 to but excluding the last day of the Parent's fiscal quarter ended
        closest to December 31, 2003                                                  4.00:1.00

        Last day of Parent's fiscal quarter ended closest to December 31, 2003 to but excluding the last day of the Parent's fiscal quarter ended
        closest to March 31, 2004                                                     3.75:1.00

        Thereafter                                                                    3.00:1.00

          6. On and after the Fourth Amendment Effective Date, the definition of "Applicable Margin" appearing in Section 11.01 of the Credit Agreement shall be amended by deleting the chart appearing in said Section and inserting the following chart in lieu thereof:

                            Applicable Margin          Applicable Margin for
                          for Tranche A Dollar          Tranche A Term Loans,                                    Applicable
                               Term Loans,              Revolving Loans and        Applicable Margin for           Margin
                         Revolving Loans and         Swingline Loans maintained    Tranche B Term Loans      for Tranche B Term
     Consolidated       Swingline Loans maintained             as Euro             maintained as Base           Loans as Euro
    Leverage Ratio           as Base Rate Loans               Rate Loans                Rate Loans               Rate Loans
    --------------      --------------------------   --------------------------    ----------------------    --------------------
GREATER THAN 4.50:1.00             2.250%                       3.250%                    3.000%                   4.000%

GREATER THAN 4.25:1.00
BUT LESS THAN OR EQUAL
     TO 4.50:1.00                  2.000%                       3.000%                    2.750%                   3.750%

Greater than 3.75:1.00
but less than or equal
     to 4.25:1.00                  1.750%                       2.750%                    2.500%                   3.500%

Greater than 3.25:1.00
but less than or equal
     to 3.75:1.00                  1.375%                       2.375%                    2.250%                   3.250%

Greater than 2.75:1.00
but less than or equal
     to 3.25:1.00                  1.125%                       2.125%                    2.250%                   3.250%

     Consolidated                  Applicable Commitment
    Leverage Ratio                 Commission Percentage
    --------------                 ---------------------
GREATER THAN 4.50:1.00                    0.500%

GREATER THAN 4.25:1.00                    0.500%
BUT LESS THAN OR EQUAL
     TO 4.50:1.00

Greater than 3.75:1.00                    0.500%
but less than or equal
     to 4.25:1.00

Greater than 3.25:1.00                    0.500%
but less than or equal
     to 3.75:1.00

Greater than 2.75:1.00                    0.500%
but less than or equal
     to 3.25:1.00

  Greater than            0.875%                1.875%               2.250%                3.250%               0.500%
    2.25:1.00
but less than or
    equal to
    2.75:1.00

Less than or equal to     0.500%                1.500%               2.250%                3.250%               0.450%
    2.25:1.00

II.  MISCELLANEOUS.

          1. In order to induce the Lenders to enter into this Fourth Amendment, each of the Parent and the Borrower hereby represents and warrants to each of the Lenders that (i) all representations and warranties contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects on and as of the Fourth Amendment Effective Date and after giving effect to this Fourth Amendment (unless such representations and warranties relate to a specific earlier date, in which case such representations and warranties shall be true and correct as of such earlier date) and (ii) there exists no Default or Event of Default on the Fourth Amendment Effective Date after giving effect to this Fourth Amendment.

          2. This Fourth Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

          3. This Fourth Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Administrative Agent.

          4. THIS FOURTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

          5. This Fourth Amendment shall become effective on the date (The "FOURTH AMENDMENT EFFECTIVE DATE") when each of the Parent, the Borrower and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including, without limitation, by usage of facsimile transmission) same to the Administrative Agent at its office located at 31 West 52nd Street, 7th Floor, New York, New York. This Fourth Amendment and the agreements contained herein shall be binding on the successors and assigns of the parties hereto.

          6. From and after the Fourth Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended, modified or supplemented hereby.

          7. The Borrower hereby covenants and agrees that, so long as the Fourth Amendment Effective Date occurs, it shall pay to each Lender which executes and delivers to the Administrative Agent (or its designee) a counterpart hereof by 2:00 p.m. (New York time) on December 14, 2001, a non-refundable cash fee (the "CONSENT FEE") in an amount equal to 0.25% of the aggregate outstanding principal amount of Term Loans (taking the Dollar Equivalent of any Euro Denominated Term Loans) and the Revolving Loan Commitment of such Lender, in each case as same is in effect on the Fourth Amendment Effective Date immediately prior to giving effect hereto, which fees shall be paid by the Borrower to the Administrative Agent for distribution to the Lenders not later than the second Business Day following the Fourth Amendment Effective Date.

                                      * * *

          IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Fourth Amendment as of the date first above written.

                                   BUHRMANN N.V.

                                   By: /s/ F. F. Waller
                                       ---------------------------------------
                                       Name:  F. F. Waller
                                       Title:

                                   By: /s/ C. Bangma
                                       ---------------------------------------
                                       Name:  C. Bangma
                                       Title:

                                   BUHRMANN US INC.,

                                   By: /s/ F. F. Waller
                                       ---------------------------------------
                                       Name:  F. F. Waller
                                       Title:

                                   By: /s/ C. Bangma
                                       ---------------------------------------
                                       Name:  C. Bangma
                                       Title:

                                   BANKERS TRUST COMPANY,
                                     Individually and as Administrative Agent

                                   By: /s/ Susan LeFevre
                                       ---------------------------------------
                                       Name:  Susan LeFevre
                                       Title: Director

                                   DEUTSCHE BANK SECURITIES INC.,
                                     as Lead Arranger and Sole Book Manager

                                   By: /s/ Annelia Silver
                                       ---------------------------------------
                                       Name:   Annelia Silver
                                       Title:  MD

Acknowledged and Agreed to:

Brabantse Poort B.V.
Buhrmann Europcenter NV
Bouwmaatschappij Het Wapen van Amsterdam N.V.
Buhrmann Financieringen B.V. (f/k/a KNP BT Financieringen B.V.)
Buhrmann Fined B.V. (f/k/a Finbelco B.V.)
Buhrmann II B.V. (f/k/a KNP BT II B.V.)
Buhrmann International B.V.
Buhrmann Nederland B.V.
Buhrmann Nederland Holding B.V. (f/k/a Scadisbel B.V.)
Buhrmann Office Products Austria B.V.
Buhrmann Office Products Nederland BV (f/k/a/ Corporate Express Benelux B.V.) Buhrmann Stafdiensten B.V.
Buhrmann-Ubbens B.V.
Corporate Express Document Automatisering B.V.
Corporate Express Europe B.V. (f/k/a BT Office Products Europe B.V.) Corporate Express Holding B.V.
Deutschmann & Roelants B.V.
DocVision B.V.
KNP Nederland (Holding) B.V.
KNP Nederland B.V.
Papiergroothandel v/h Riem & Honig B.V.
Papiermaatschappij Amsterdam-West B.V.
Proost en Brandt B.V.
Rhosili Amsterdam C.V.
Riem en Honig Beheer B.V.
Store Office Paper B.V.
Tetterode-Nederland B.V.
Tricom Paper International B.V.
Velpa Enveloppen B.V.
VRG Insurances B.V.

By: /s/ H. van der Kooij
    ----------------------------------
    Name:  H. van der Kooij
    Title: Authorized Signature
    On behalf of each of the above
    Subsidiary Guarantors

Acknowledged and Agreed to:

Buhrmann Beteiligungen Deutschland GmbH
Buhrmann Holding GmbH & Co. KG
Buhrmann Holding Verwaltungs GmbH
Corporate Express GmbH (f/k/a Keller Buromatic GmbH)
Corporate Express GmbH (f/k/a Buroeinrichtungshaus Roth GmbH)
Corporate Express Deutschland GmbH (f/k/a Buhrmann Office Products Deutschland
  GmbH)
Corporate Express Deutschland GmbH & Co. Vertriebs KG (f/k/a Buhrmann
Office Products GmbH & Co. Vertriebs KG)
Corporate Express Verwaltungs GmbH (f/k/a Buhrmann Office Products Verwaltungs
  GmbH)
Deutsche Papier Grundstucks GmbH & Co. KG
Deutsche Papier Holding GmbH
Deutsche Papier Vertriebs GmbHGmbH & Co. KG
FSMA Verwaltungs-und Beteiligungs GmbH
Joseph Frohlen Papiergrosshandlung - Willi Reddemann Import Export GmbH

By:  /s/ H. Van der Kooij
     ----------------------------------
     Name:  H. van der Kooij
     Title: Authorized Signature
     On Behalf of each of the above
     Subsidiary Guarantors

Acknowledged and Agreed to:

Buhrmann Europcenter N.V.

  By: /s/ H. van der Kooij
      ------------------------------------
  Name:  H. van der Kooij
  Title: Authorized Signature

       On Behalf of the above
  Subsidiary Guarantor

Acknowledged and Agreed to:

Adhesive and Display Products Ltd.
Buhrmann UK Ltd.
Burhmann Paper UK Ltd.
Contract Paper Ltd.
Copygraphic Plc.
Corporate Express (Holdings) Ltd.
Corporate Express Ltd.
Corporate Express UK Ltd.
Howard Smith Paper Ltd.
Pinnacle Film & Board Sales Ltd.
Ramchester Furnishings International Ltd.
Robert Horne Group Plc. (f/k/a Robert Horne Paper Company Ltd.)
Robert Horne UK Plc (f/k/a Robert Horne Group Plc.)
Savory Paper Ltd.
The Howard Smith Paper Group Ltd.
The M6 Paper Group Ltd.
Trade Paper Ltd.
W. Lunnon & Company Ltd.

By: /s/ H. van der Kooij
    ----------------------------------------
    Name:  H. van der Kooij
    Title: Authorized Signature
    On Behalf of each of the above
    Subsidiary Guarantors

Acknowledged and Agreed to:

ASAP Software Express, Inc.
BTOP USA Corp.
BTOPI Holding (U.S.)
Buhrmann Swaps, Inc.
Corporate Express Delivery Systems - Expedited, Inc.
Corporate Express Document & Print Management Inc.
Corporate Express of Texas, Inc.
Corporate Express Office Products, Inc.
Corporate Express Philadelphia Real Estate. Inc.
Corporate Express Promotional Marketing, Inc.
Corporate Express Real Estate, Inc.
Corporate Express, Inc.
Distribution Resources Co.
Kelly Paper Company
License Technologies Group, Inc.

By: /s/ H. van der Kooij
    ----------------------------------------
    Name:  H. van der Kooij
    Title: Authorized Signature
    On Behalf of each of the above
    Subsidiary Guarantors

                                   BNP PARIBAS (successor in interest to
                                        Paribas), Individually and as
                                        Syndication Agent

                                   By: /s/ Susan M. Bowes
                                       -----------------------------------------
                                       Name:  SUSAN M. BOWES
                                       Title: DIRECTOR

                                   By: /s/ Lee S. Buckner
                                       -----------------------------------------
                                       Name:  LEE S. BUCKNER
                                       Title: MANAGING DIRECTOR

                                   ABN AMRO BANK N.V.,
                                     Individually and as Documentation Agent

                                   By: /s/ F.L.D. Mivard
                                       -----------------------------------------
                                       Name:  F.L.D. Mivard
                                       Title: SENIOR VICE PRESIDENT

                                   By: /s/ G.W. Bos
                                       -----------------------------------------
                                       Name:  G.W. Bos
                                       Title: Account Manager

AIM FLOATING RATE FUND
By: INVESCO Senior Secured Management,
Inc. as attorney in fact

By: /s/ Gregory Stoeckle
   -----------------------------------------
Name:  Gregory Stoeckle
Title: Authorized Signatory

AERIES FINANCE-II LTD.
By: INVESCO Senior Secured Management, Inc.
as Sub-Managing Agent

By: /s/ Gregory Stoeckle
   -----------------------------------------
Name:  Gregory Stoeckle
Title: Authorized Signatory

AVALON CAPITAL LTD.
By: INVESCO Senior Secured Management, Inc.
as Portfolio Advisor

By: /s/ Gregory Stoeckle
   -----------------------------------------
Name:  Gregory Stoeckle
Title: Authorized Signatory

AVALON CAPITAL LTD. 2
By: INVESCO Senior Secured Management, Inc.
as Portfolio Advisor

By: /s/ Gregory Stoeckle
   -----------------------------------------
Name:  Gregory Stoeckle
Title: Authorized Signatory

CHARTER VIEW PORTFOLIO
By: INVESCO Senior Secured Management, Inc.
as Investment Advisor

By: /s/ Gregory Stoeckle
   -----------------------------------------
Name:  Gregory Stoeckle
Title: Authorized Signatory

INVESCO CBO 2000-1 LTD.
By: INVESCO Senior Secured Management, Inc.
As Portfolio Advisor

By: /s/ Gregory Stoeckle
    ----------------------------------------
Name:  Gregory Stoeckle
Title: Authorized Signatory

CERES FINANCE LTD.
By: INVESCO Senior Secured Management, Inc.
as Sub-Managing Agent

By: /s/ Gregory Stoeckle
    ----------------------------------------
Name:  Gregory Stoeckle
Title: Authorized Signatory

                                   AIMCO CDO SERIES 2000-A

                                   By: /s/ Jerry D. Zinkula
                                       -----------------------------------------
                                       Name:  JERRY D. ZINKULA


                                   By: /s/ Patricia W. Wilson
                                       -----------------------------------------
                                       Name:  PATRICIA W. WILSON

                                   ALLSTATE LIFE INSURANCE COMPANY

                                   By: /s/ Jerry D. Zinkala
                                       -----------------------------------------
                                   Name: Jerry D. Zinkala

                                   By: /s/ Patricia W. Wilson
                                       -----------------------------------------
                                   Name: Patricia W. Wilson

                                   ARCHIMEDES FUNDING, LLC.

                                   BY: ING Capital Advisors LLC.,
                                       as Collateral Manager

                                   By: /s/ Michael J. Campbell
                                       -----------------------------------------
                                   Name:  Michael J. Campbell
                                   Title: Managing Director

                                   ARCHIMEDES FUNDING II, LTD.

                                   BY: ING Capital Advisors LLC.,
                                       as Collateral Manager

                                   By: /s/ Michael J. Campbell
                                       -----------------------------------------
                                   Name:   Michael J. Campbell
                                   Title:  Managing Director

                                   ARCHIMEDES FUNDING III, LTD.

                                   BY: ING Capital Advisors LLC.,
                                       as Collateral Manager

                                   By: /s/ Michael J. Campbell
                                       -----------------------------------------
                                   Name:   Michael J. Campbell
                                   Title:  Managing Director

                                   FC CBO II LIMITED

                                   By: /s/ Mike McConnelley
                                       -----------------------------------------
                                   Name:   Mike McConnelley
                                   Title:  DIRECTOR

                                FOR AND ON BEHALF OF ING CAPITAL
                                ADVISORS LLC AS COLLATERAL MANAGER FOR

                                   COPERNICUS EURO CDO-I B.V.

                                   By: /s/ Simon Hood
                                       -----------------------------------------
                                   Name:  SIMON HOOD
                                   Title: SENIOR REPRESENTATIVE

                                   Ares III CLO Ltd.

                                   By:    Ares CLO Management, LLC

                                   Its:   Investment Manager

                                   By: /s/ Seth J. Brufsky
                                       -----------------------------------------
                                   Name:  Seth J. Brufsky
                                   Title: Vice President

                                   ARES IV CLO Ltd.

                                   By:    Ares CLO Management IV, L.P.
                                          Investment Manager

                                   By:    Ares CLO GP IV, LLC
                                   Its:   Managing Member

                                   By: /s/ Seth J. Brufsky
                                       -----------------------------------------
                                   Name:  Seth J. Brufsky
                                   Title: Vice President

                                   Ares V CLO Ltd.

                                   By:    Ares CLO Management V, L.P.,
                                          Investment Manager

                                   By:    Ares CLO GP V, LLC,
                                          Its Managing Member

                                   By: /s/ Seth J. Brufsky
                                       -----------------------------------------
                                   Name:  Seth J. Brufsky
                                   Title: Vice President

                                   THE BANK OF NEW YORK

                                   By: /s/ Robert Besser
                                       -----------------------------------------
                                   Name:  Robert Besser
                                   Title: Vice President

                                   BANK OF MONTREAL

                                   By: /s/ S. Valia
                                       -----------------------------------------
                                   Name:  S. Valia
                                   Title: MD

                                   BANK POLSKA KASA OPIEKI SA,
                                     NEW YORK BRANCH

                                   By: /s/ Barry W. Henry
                                       -----------------------------------------
                                   Name:  Barry W. Henry
                                   Title: Vice President

                                   BANCO COMERCIAL PORTUGUES SA
                                      (London Branch)

                                   By: /s/ Manuel Tevos Costa
                                       -----------------------------------------
                                       Name:  Manuel Tevos Costa
                                       Title: GENERAL MANAGER

                                   By: /s/ Joao Bugealno
                                       -----------------------------------------
                                       Name:  Joao Bugealno
                                       Title: Deputy General Manager

                                   BARCLAYS BANK PLC

                                   By: /s/ Cliff Baylis
                                       -----------------------------------------
                                       Name:  Cliff Baylis
                                       Title: MANAGER

                                   BATTERSON PARK CBO I
                                   By: General Re - New England Asset
                                       Management, Inc., as Collateral Manager

                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   BATTERY PARK CDO, LIMITED
                                   By: Nomura Corporate Research and Asset
                                       Management, Inc., as Investment Advisor

                                   By: /s/ Richard Stewart
                                       -----------------------------------------
                                       Name:  Richard Stewart
                                       Title:

                                   BAY VIEW FINANCIAL CORPORATION

                                   By: /s/ Patricia A. Samson
                                       -----------------------------------------
                                       Name:  Patricia A. Samson
                                       Title:   Vice President

                                   BLACKROCK FINANCIAL
                                     MANAGEMENT/BLACKROCK SENIOR LOAN FUND

                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   BLACKROCK TITANIUM CBO I LIMITED

                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   CARLYLE HIGH YIELD PARTNERS, L.P.

                                   By: /s/ Linda M. Pace
                                       -----------------------------------------
                                       Name:  LINDA M. PACE
                                       Title: VICE PRESIDENT

                                   CARLYLE HIGH YIELD PARTNERS II, LTD

                                   By: /s/ Linda M. Pace
                                       -----------------------------------------
                                       Name:  LINDA M. PACE
                                       Title: VICE PRESIDENT

                                   CARLYLE HIGH YIELD PARTNERS III, LTD

                                   By: /s/ Linda M. Pace
                                       -----------------------------------------
                                       Name:  LINDA M. PACE
                                       Title: VICE PRESIDENT

                                   CENTURION CDO I, LIMITED
                                   By: American Express Asset Management
                                       Group Inc. As Collateral Manager

                                   By: /s/ Michael M. Leyland
                                       -----------------------------------------
                                       Name:  Michael M. Leyland
                                       Title: Managing Director

                                   CENTURION CDO II, LTD.
                                   By: American Express Asset Management
                                       Group Inc. As Collateral Manager

                                   By: /s/ Michael M. Leyland
                                       -----------------------------------------
                                       Name:  Michael M. Leyland
                                       Title: Managing Director

                                   CENTURION CDO III, LIMITED
                                   By: American Express Asset Management
                                       Group Inc. As Collateral Manager

                                   By: /s/ Michael M. Leyland
                                       -----------------------------------------
                                       Name:  Michael M. Leyland
                                       Title: Managing Director

                                   SEQUILS - CENTURION V, LTD.
                                   By: American Express Asset Management
                                   Group Inc. As Collateral Manager

                                   By: /s/ Michael M. Leyland
                                       -----------------------------------------
                                       Name:  Michael M. Leyland
                                       Title: Managing Director

                                   CITIBANK INTERNATIONAL PLC
                                      NETHERLANDS BRANCH

                                   By: /s/ Michael Hanen
                                       -----------------------------------------
                                       Name:  Michael Hanen
                                       Title: RESIDENT VICE PRESIDENT

                                   CLYDESDALE CBO I, LTD.

                                   By: Nomura Corporate Research and Asset
                                       Management, Inc., as Investment Advisor

                                   By: /s/ Richard Stewart
                                       -----------------------------------------
                                       Name:  Richard Stewart
                                       Title:

                                   CLYDESDALE CLO 2001-I

                                   By: Nomura Corporate Research and Asset
                                   Management, Inc., as Investment Advisor

                                   By: /s/ Richard Stewart
                                       -----------------------------------------
                                       Name:  Richard Stewart
                                       Title:

                                   COMERICA BANK

                                   By: /s/ George S. Ghareeb
                                       -----------------------------------------
                                       Name:  GEORGE S. GHAREEB
                                       Title: Vice President

                                   COMMERZBANK (NEDERLAND) N.V.

                                   By: /s/ G. Liebchen
                                       -----------------------------------------
                                       Name:  G. Liebchen
                                       Title: Managing Director

                                   By: /s/ G.E. Asshauer
                                       -----------------------------------------
                                       Name:  G.E. Asshauer
                                       Title: Assistant Vice President

                                   AXA Investment Managers for and on behalf of CONCERTO I B.V.

                                   By: /s/ Nathalie Savey
                                       -----------------------------------------
                                       Name: Nathalie SAVEY
                                       Title:

                                   By: /s/ Jocelyne Rallo
                                       -----------------------------------------
                                       Name: Jocelyne Rallo
                                       Title:

                                   AXA Investment Managers for and on behalf of CONCERTO II B.V.

                                   By: /s/ Nathalie Savey
                                       -----------------------------------------
                                       Name: Nathalie Savey
                                       Title:

                                   By: /s/ Jocelyne Rallo
                                       -----------------------------------------
                                       Name: Jocelyne Rallo
                                       Title:

                                   COOPERATIVE CENTRALE RAIFFEISEN
                                   BOERENLEENBANK B.A.

                                   By: /s/ H.E. von Imhoff
                                       -----------------------------------------
                                       Name: H.E. von Imhoff

                                   By: /s/ C. de Vries
                                       -----------------------------------------
                                       Name: C. de Vries

                                   CYPRESSTREE INVESTMENT PARTNERS I, LTD.

                                   By: CypressTree Investment Management
                                   Company, Inc. as Portfolio Manager

                                   By: /s/ Jonathan D. Sharkey
                                       -----------------------------------------
                                       Name:  Jonathan D. Sharkey
                                       Title: Principal

                                   CYPRESSTREE INVESTMENT PARTNERS II, LTD.

                                   By: CypressTree Investment Management
                                   Company, Inc. as Portfolio Manager

                                   By: /s/ Jonathan D. Sharkey
                                       -----------------------------------------
                                       Name:  Jonathan D. Sharkey
                                       Title: Principal

                                   CYPRESSTREE INVESTMENT
                                   MANAGEMENT COMPANY, INC.
                                   As: Attorney-in-Fact and on behalf of First
                                   Allmerica Life Insurance Company as Poftfolio Manager

                                   By: /s/ Jonathan D. Sharkey
                                       -----------------------------------------
                                       Name:  Jonathan D. Sharkey
                                       Title: Principal

                                   DEBT STRATEGIES FUND, INC.

                                   By: /s/ Anthony Heyman
                                       -----------------------------------------
                                       Name:  Anthony Heyman
                                       Title: AUTHORIZED SIGNATORY

                                   DANSKE BANK A/S

                                   By: /s/ A. Pettigrew
                                       -----------------------------------------
                                       Name:  A. PETTIGREW
                                       Title: SENIOR MANAGER

                                   By: /s/ Trevor Cox
                                       -----------------------------------------
                                       Name:  TREVOR COX
                                       Title: MANAGER, CREDIT

                                   DRESDNER BANK LUXEMBOURG S.A.

                                   By: /s/ H. Brincker
                                       -----------------------------------------
                                       Name:  H. BRINCKER
                                       Title: ASSISTANT MANAGER

                                   By: /s/ W. Hozmesch
                                       -----------------------------------------
                                       Name:  W. Hozmesch
                                       Title: Director

                                   ELF FUNDING TRUST I
                                   By: Highland Capital Management, L.P. as
                                       Collateral Manager

                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   ELT LTD.

                                   By: /s/ Diana L. Mushill
                                       -----------------------------------------
                                       Name:  DIANA L. MUSHILL
                                       Title: AUTHORIZED AGENT

                                   EMERALD ORCHARD LIMITED

                                   By: /s/ Susan K. Strong
                                       -----------------------------------------
                                       Name:  Susan K. Strong
                                       Title: Attorney in Fact

                                   EUROCREDIT CDO I B.V

                                   By: /s/ Andrew C. Phillips
                                       -----------------------------------------
                                       Name:  ANDREW C. PHILLIPS


                                   EUROCREDIT CDO II B.V

                                   By: /s/ Andrew C. Phillips
                                       -----------------------------------------
                                       Name:  ANDREW C. PHILLIPS


                                   PROMUS I B.V

                                   By: /s/ Andrew C. Phillips
                                       -----------------------------------------
                                       Name:  ANDREW C. PHILLIPS

                                   FC-CBO IV LIMITED

                                   By: /s/ Mike McConnelley
                                       -----------------------------------------
                                       Name: MIKE McCONNELLEY
                                       Title: DIRECTOR

                                   FLEET NATIONAL BANK

                                   By: /s/ Marwan Isbaih
                                       -----------------------------------------
                                       Name:  MARWAN ISBAIH
                                       Title: Director

                                   FLOATING RATE PORTFOLIO
                                   By: INVESCO Senior Secured Management,
                                       Inc., as attorney in fact

                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   FORTIS CAPITAL CORP.

                                   By: /s/ John C. Preneta
                                       -----------------------------------------
                                       Name:  John C. Preneta
                                       Title: EVP

                                   By: /s/ Alan E. McClintock
                                       -----------------------------------------
                                       Name:  Alan E. McClintock
                                       Title: Managing Director

                                   FRANKLIN CLO I, LTD.

                                   By: /s/ Chauncey Lufkin
                                       -----------------------------------------
                                       Name:  Chauncey Lufkin
                                       Title: Vice President

                                   FRANKLIN FLOATING RATE TRUST

                                   By: /s/ Chauncey Lufkin
                                       -----------------------------------------
                                       Name:  Chauncey Lufkin
                                       Title: Vice President

                                   MIZUHO TRUST & BANKING
                                     (LUXEMBOURG) S.A. (formerly Fuji
                                      Bank (Luxembourg) S.A.)

                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                  BUHRMANN N.V.

           FOURTH AMENDMENT TO CREDIT AGREEMENT DATED DECEMBER 8, 2001

                                   MIZUHO BANK NEDERLAND N.V.

                                   By: /s/ K. Fukuda
                                       -----------------------------------------
                                       Name:  Mr. K. Fukuda
                                       Title: Deputy Managing Director

                                   By: /s/ T. Kamatsu
                                       -----------------------------------------
                                       Name:  Mr. T. Kamatsu
                                       Title: Deputy Managing Director

                                   GENERAL ELECTRIC CAPITAL CORPORATION

                                   By: /s/ W. Jerome McDermott
                                       -----------------------------------------
                                       Name:  W. JEROME McDERMOTT
                                       Title: DULY AUTHORIZED SIGNATORY

                                   GLENEAGLES TRADING LLC

                                   By: /s/ Diana L. Mushill
                                       -----------------------------------------
                                       Name:  DIANA L. MUSHILL
                                       Title: ASST. VICE PRESIDENT

                                   GOLDMAN SACHS CREDIT PARTNERS
                                     L.P.

                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   Sankaty Advisors, Inc., as Collateral Manager
                                       for BRANT POINT CBO 1999-1, LTD., as
                                       Term Lender

                                   By: /s/ Diane J. Exter
                                       -----------------------------------------
                                       Name:  DIANE J. EXTER
                                       Title: MANAGING DIRECTOR
                                              PORTFOLIO MANAGER

                                   Sankaty Advisors, LLC, as Collateral Manager
                                       for BRANT POINT II CBO 2000-1 LTD., as
                                       Term Lender

                                   By: /s/ Diane J. Exter
                                       -----------------------------------------
                                       Name:   DIANE J. EXTER
                                       Title: MANAGING DIRECTOR
                                              PORTFOLIO MANAGER

                                   Sankaty Advisors, Inc., as Collateral Manager
                                       for GREAT POINT CLO 1999-1 LTD., as
                                       Term Lender

                                   By: /s/ Diane J. Exter
                                       -----------------------------------------
                                       Name:  DIANE J. EXTER
                                       Title: MANAGING DIRECTOR
                                              PORTFOLIO MANAGER

                                   HARBOUR TOWN FUNDING TRUST

                                   By: /s/ Diana L. Mushill
                                       -----------------------------------------
                                       Name:  DIANA L. MUSHILL
                                       Title: AUTHORIZED AGENT

                                   IKB DEUTSCHE INDUSTRIEBANK AG,
                                      LUXEMBOURG BRANCH

                                   By: /s/ Ana Bohorquez
                                       -----------------------------------------
                                       Name:  Ana Bohorquez
                                       Title: Assistant Director

                                   By: /s/ Manfred Ziwey
                                       -----------------------------------------
                                       Name:  Manfred Ziwey
                                       Title:   Director

                                   ING BANK N.V.

                                   By: /s/ F.J.J. Bouman
                                       -----------------------------------------
                                       Name: F.J.J. Bouman

                                   By: /s/ H. Moes
                                       -----------------------------------------
                                       Name: H. Moes

                                   THE ING CAPITAL SENIOR SECURED HIGH
                                   INCOME HOLDINGS FUND, LTD.

                                   BY: ING Capital Advisors LLC,
                                       as Investment Manager

                                   By: /s/ Michael J. Campbell
                                       -----------------------------------------
                                       Name:  Michael J. Campbell
                                       Title: Managing Director

                                   SWISS LIFE US RAINBOW LIMITED

                                   BY: ING Capital Advisors LLC,
                                       as Investment Manager

                                   By: /s/ Michael J. Campbell
                                       -----------------------------------------
                                       Name:  Michael J. Campbell
                                       Title: Managing Director

                                   NEMEAN CLO, LTD.

                                   BY: ING Capital Advisors LLC,
                                       as Investment Manager

                                   By: /s/ Michael J. Campbell
                                       -----------------------------------------
                                       Name:  Michael J. Campbell
                                       Title: Managing Director

                                   SEQUILS-ING I (HBDGM), LTD.

                                   BY: ING Capital Advisors LLC,
                                       as Collateral Manager

                                   By: /s/ Michael J. Campbell
                                       -----------------------------------------
                                       Name:  Michael J. Campbell
                                       Title: Managing Director

                                   JHW CASH FLOW FUND I GP, L.P.

                                   By: /s/ Michael B. De Florio
                                       -----------------------------------------
                                       Name:  Michael B. De Florio
                                       Title: Managing Director

                                   KATONAH I, LTD.

                                   By: /s/ Ralph Della Rocca
                                       -----------------------------------------
                                       Name:  RALPH DELLA ROCCA
                                       Title: AUTHORIZED OFFICER
                                              KATONAH CAPITAL, L.L.C
                                              AB MANAGER

                                   KZH CYPRESSTREE-1 LLC

                                   By: /s/ Susan Lee
                                       -----------------------------------------
                                       Name:  SUSAN LEE
                                       Title: Authorized Agent

                                   KZH HIGHLAND-2 LLC

                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   KZH ING-1 LLC

                                   By: /s/ Susan Lee
                                       -----------------------------------------
                                       Name:    SUSAN LEE
                                       Title: Authorized Agent

                                   KZH ING-2 LLC

                                   By: /s/ Susan Lee
                                       -----------------------------------------
                                       Name:    SUSAN LEE
                                       Title: Authorized Agent

                                   KZH ING-3 LLC

                                   By: /s/ Susan Lee
                                       -----------------------------------------
                                       Name:     SUSAN LEE
                                       Title: Authorized Agent

                                   KZH PONDVIEW LLC

                                   By: /s/ Susan Lee
                                       -----------------------------------------
                                       Name:    SUSAN LEE
                                       Title: Authorized Agent

                                   KZH STERLING LLC

                                   By: /s/ Susan Lee
                                       -----------------------------------------
                                       Name:     SUSAN LEE
                                       Title: Authorized Agent

                                   KZH WATERSIDE LLC

                                   By: /s/ Susan Lee
                                       -----------------------------------------
                                       Name:     SUSAN LEE
                                       Title: Authorized Agent

                                   LANDESBANK RHEINLAND-PFALZ
                                     GIROZENTRALE

                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   LANDMARK CDO LIMITED

                                   By: Th. Eggenschwiler
                                       -----------------------------------------
                                       Name:  Th. Eggenschwiler
                                       Title: Vice President

                                   LLOYDS TSB BANK PLC

                                   By: /s/ Harold Top
                                       -----------------------------------------
                                       Name:  Harold Top
                                       Title: Assistant Director

                                   LONGHORN CDO (CAYMAN) LTD.
                                   By: Merrill Lynch Investment Managers, L.P.,
                                       as Investment Advisor

                                   By: /s/ Anthony Heyman
                                       -----------------------------------------
                                       Name: Anthony Heyman
                                       Title: AUTHORIZED SIGNATORY

                                   MAGNETITE-CBO II

                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   MAGNETITE ASSET INVESTORS LLC

                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   MAGNETITE ASSET INVESTORS III LLC

                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   MAPLEWOOD (CAYMAN) LIMITED
                                   By: David L. Babson and Company,
                                       Incorporated, under delegated authority
                                       from Massachusetts Mutual Life Insurance
                                       Company, as Investment Manager

                                   By: /s/ John B. Wheeler
                                       -----------------------------------------
                                       Name:  John B. Wheeler
                                       Title: MANAGING DIRECTOR

                                   MASSACHUSETTS MUTUAL LIFE
                                       INSURANCE COMPANY
                                   By:  David L. Babson and Company,
                                        Incorporated, under delegated authority
                                        from Massachusetts Mutual Life Insurance
                                        Company, as Investment Manager

                                   By: /s/  John B. Wheeler
                                       -----------------------------------------
                                       Name:  John B. Wheeler
                                       Title: MANAGING DIRECTOR

                                   MERRILL LYNCH GLOBAL INVESTMENT
                                      SERIES: BANK LOAN INCOME
                                      PORTFOLIO
                                   By: Merrill Lynch Investment Managers, L.P., as Investment Advisor

                                   By: /s/ Anthony Heyman
                                       -----------------------------------------
                                       Name:  Anthony Heyman
                                       Title: AUTHORIZED SIGNATORY

                                   MERRILL LYNCH GLOBAL INVESTMENT
                                      SERIES: INCOME STRATEGIES
                                      PORTFOLIO
                                   By: Merrill Lynch Investment Managers, L.P.,
                                       as Investment Advisor

                                   By: /s/ Anthony Heyman
                                       -----------------------------------------
                                       Name:  Anthony Heyman
                                       Title: AUTHORIZED SIGNATORY

                                   MERRILL LYNCH SENIOR FLOATING
                                       RATE FUND, INC.

                                   By: /s/ Anthony Heyman
                                       -----------------------------------------
                                       Name:  Anthony Heyman
                                       Title: AUTHORIZED SIGNATORY

                                   ML CLO XII PILGRIM AMERICA
                                      (CAYMAN) LTD.
                                   By: Pilgrim Investments, Inc., as Investment
                                       Manager

                                   By: /s/ Michel Prince
                                       -----------------------------------------
                                       Name:  MICHEL PRINCE, CFA
                                       Title:   VICE PRESIDENT

                                   ML CLO XV PILGRIM AMERICA
                                      (CAYMAN) LTD.
                                   By: Pilgrim Investments, Inc., as Investment
                                       Manager

                                   By: /s/ Michel Prince
                                       -----------------------------------------
                                       Name:  MICHEL PRINCE, CFA
                                       Title:   VICE PRESIDENT

                                   ML CLO XX PILGRIM AMERICA
                                      (CAYMAN) LTD.
                                   By: Pilgrim Investments, Inc., as Investment
                                       Manager

                                   By: /s/ Michel Prince
                                       -----------------------------------------
                                       Name:  MICHEL PRINCE, CFA
                                       Title:   VICE PRESIDENT

                                   MORGAN STANLEY
                                     PRIME INCOME TRUST

                                   By: /s/ Sheila Finnerty
                                       -----------------------------------------
                                       Name:  Sheila Finnerty
                                       Title: EXECUTIVE DIRECTOR

                                   MUIRFIELD TRADING LLC

                                   By: /s/ Diana L. Mushill
                                       -----------------------------------------
                                       Name:  DIANA L. MUSHILL
                                       Title: ASST. VICE PRESIDENT

                                   NATEXIS BANQUE POPULARIES

                                   By: /s/ Pieter J. Van Tulden
                                       -----------------------------------------
                                       Name:  Pieter J. Van Tulden
                                       Title: Vice President and Manager
                                              Multinational Group

                                   By: /s/ Christine Dirringer
                                       -----------------------------------------
                                       Name: CHRISTINE DIRRINGER
                                       Title: VICE PRESIDENT

                                   NATIONAL CITY BANK

                                   By: /s/ John Plater
                                       -----------------------------------------
                                       Name:  JOHN PLATER
                                       Title: ASSISTANT VICE PRESIDENT

                                   NIB CAPITAL BANK N.V.

                                   By: /s/ Sean Costello
                                       -----------------------------------------
                                       Name:  Sean Costello
                                       Title: SENIOR MANAGER

                                   By: /s/ M.D. Canham
                                       -----------------------------------------
                                       Name: M.D. CANHAM
                                       Title: Head of Finance and Operations

                                   NOMURA BOND AND LOAN FUND
                                   By: The Toyo Trust & Banking Co., Ltd., as
                                       Trustee
                                   By: Nomura Corporate Research and Asset
                                       Management, Inc., as Attorney in Fact

                                   By: /s/ Rick Stewart
                                       -----------------------------------------
                                       Name:  Rick Stewart
                                       Title: Director

                                   OLYMPIC FUNDING TRUST SERIES 1999-1

                                   By: /s/ Diana L. Mushill
                                       -----------------------------------------
                                       Name: DIANA L. MUSHILL
                                       Title: AUTHORIZED AGENT

                                   ORIX FINANCIAL SERVICES, INC. (f/k/a
                                     Orix Business Credit, Inc.)

                                   By: /s/ Michael J. Cox
                                       -----------------------------------------
                                       Name: Michael J. Cox
                                       Title: Senior Vice President

                                   PHOENIX FUNDING LIMITED

                                   By: D.L. BABSON & CO., INC.
                                       AS FINANCIAL SUB-ADVISOR

                                   By: D. Phelan
                                   Name:  D. Phelan
                                   Title: MANAGING DIRECTOR

                                   PILGRIM AMERICA HIGH INCOME
                                      INVESTMENTS LTD.
                                   By: Pilgrim Investments, Inc., as Investment
                                       Manager

                                   By: /s/ Michel Prince
                                       -----------------------------------------
                                       Name: MICHEL PRINCE, CFA
                                       Title:  VICE PRESIDENT

                                   PILGRIM CLO 1999-1 LTD.
                                   By: Pilgrim Investments, Inc., as Investment Manager

                                   By: /s/ Michel Prince
                                       -----------------------------------------
                                       Name: MICHEL PRINCE, CFA
                                       Title:  VICE PRESIDENT

                                   PILGRIM PRIME RATE TRUST
                                   By: Pilgrim Investments, Inc., as Investment
                                       Manager

                                   By: /s/ Michel Prince
                                       -----------------------------------------
                                       Name: MICHEL PRINCE, CFA
                                       Title:  VICE PRESIDENT

                                   PPM SPYGLASS FUNDING TRUST

                                   By: /s/ Diana L. Mushill
                                       -----------------------------------------
                                       Name: DIANA L. MUSHILL
                                       Title: AUTHORIZED AGENT

                                   PRINCIPAL LIFE INSURANCE COMPANY
                                   By: Principal Capital Management, LLC, a
                                       Delaware Limited Liability Company, its
                                       Authorized Signatory

                                   By: /s/ Jon C. Heiny
                                       -----------------------------------------
                                       Name: JON C. HEINY
                                       Title: Counsel

                                   By: /s/ James C. Fifield
                                       -----------------------------------------
                                       Name: JAMES C. FIFIELD
                                       Title: Counsel

                                   PROSPECT INTERNATIONAL DEBT
                                        STRATEGY FUND

                                   By: /s/ Richard E. Omohundro
                                       -----------------------------------------
                                       Name:  Richard E. Omohundro
                                       Title: Director

                                   PROVIDENT CAPITAL CORPORATION

                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   THE PRUDENTIAL ASSURANCE
                                      COMPANY LIMITED

                                   By: /s/ Andrew Boughea
                                       -----------------------------------------
                                       Name:  Andrew Boughea

                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   THE PRUDENTIAL INSURANCE
                                      COMPANY OF AMERICA

                                   By: /s/ B. Ross Smead
                                       -----------------------------------------
                                       Name:  B. Ross Smead
                                       Title: Vice President

                                   RABOBANK NEDERLAND

                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   RAIFFEISEN ZENTRALBANK
                                      OSTERREICH AKTIENGESELLSCHAFT

                                   By: /s/ Astrid Strohbach
                                       -----------------------------------------
                                       Name:  Astrid Strohbach
                                       Title: Assistant Vice President

                                   By: /s/ Birgit Mathiaschitz
                                       -----------------------------------------
                                       Name:  Birgit Mathiaschitz
                                       Title: Vice President

                                   SANKATY HIGH YIELD ASSET
                                     PARTNERS, L.P.

                                   By: /s/ Diane J. Exter
                                       -----------------------------------------
                                       Name:   DIANE J. EXTER
                                       Title: MANAGING DIRECTOR
                                              PORTFOLIO MANAGER

                                   SANKATY HIGH YIELD PARTNERS II, L.P.

                                   By: /s/ Diane J. Exter
                                       -----------------------------------------
                                       Name:   DIANE J. EXTER
                                       Title: MANAGING DIRECTOR
                                              PORTFOLIO MANAGER

                                   SANKATY HIGH YIELD PARTNERS III, L.P.

                                   By: /s/ Diane J. Exter
                                       -----------------------------------------
                                       Name:   DIANE J. EXTER
                                       Title: MANAGING DIRECTOR
                                              PORTFOLIO MANAGER

                                   SCOTIABANK EUROPE PLC

                                   By: /s/ J.A. Flexer
                                       -----------------------------------------
                                       Name:  J.A. FLEXER
                                       Title: DIRECTOR

                                   SIMSBURY CLO, LIMITED
                                   By: David L. Babson and Company,
                                       Incorporated, under delegated authority
                                       from Massachusetts Mutual Life Insurance
                                       Company, as Collateral Manager

                                   By: /s/ John B. Wheeler
                                       -----------------------------------------
                                       Name:  John B. Wheeler
                                       Title: MANAGING DIRECTOR

                                   SRV - HIGHLAND, INC.

                                   By: /s/ DIANA L. MUSHILL
                                       -----------------------------------------
                                       Name:  DIANA L. MUSHILL
                                       Title: ASST. VICE PRESIDENT

                                   STANFIELD ARBITRAGE CDO, LTD.
                                   By: Stanfield Capital Partners LLC, as
                                       Collateral Manager

                                   By: /s/ Gregory L. Smith
                                       -----------------------------------------
                                       Name:  Gregory L. Smith
                                       Title:     Partner

                                             Hamilton CDO, Ltd.
                                             By: Stanfield Capital
                                                 Partners LLC
                                           As its Collateral Manager

                                   By: /s/ Gregory L. Smith
                                       -----------------------------------------
                                       Name:  Gregory L. Smith
                                       Title:     Partner

                                   STANFIELD RMF/TRANSATLANTIC CDO,
                                       LTD.
                                   By: Stanfield Capital Partners LLC, as
                                       Collateral Manager

                                   By: /s/ Gregory L. Smith
                                       -----------------------------------------
                                       Name:  Gregory L. Smith
                                       Title:     Partner

                                   NORTH AMERICAN SENIOR FLOATING
                                       RATE FUND, INC.
                                   By: Stanfield Capital Partners LLC, as
                                       Subadvisor

                                   By: /s/ Gregory L. Smith
                                       -----------------------------------------
                                       Name:  Gregory L. Smith
                                       Title:     Partner

                                   KZH LANGDALE LLC

                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   SUFFIELD CLO LTD.
                                   By: David L. Babson & Co., Inc., as
                                   Collateral Manager

                                   By: /s/ John B. Wheeler
                                       -----------------------------------------
                                       Name:  John B. Wheeler
                                       Title: MANAGING DIRECTOR

                                   THE SUMITOMO TRUST & BANKING CO.,
                                       LTD., NEW YORK BRANCH

                                   By: /s/ Elizabeth A. Quirk
                                       -----------------------------------------
                                       Name:  ELIZABETH A. QUIRK
                                       Title:   VICE PRESIDENT

                                   SUTTER CBO 1999-1 LTD

                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   TALCOTT NOTCH CBO I

                                   By: General Re - New England Asset
                                       Management, Inc., as Collateral Manager

                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   THERMOPYLAE FUNDING CORP.

                                   By: /s/ Frank B. Bilotta
                                       ----------------------------------------
                                       Name:  Frank B. Bilotta
                                       Title: Vice President

                                   TORONTO DOMINION BANK EUROPE
                                     LIMITED

                                   By: /s/ Trevor Bull
                                       ----------------------------------------
                                       Name:  Trevor Bull
                                       Title: Managing Director

                                   TRANSAMERICA BUSINESS CAPITAL
                                      CORPORATION
                                   (as successor to Transamerica
                                    Business Credit Corporation)

                                   By: /s/ Stephen Goetschius
                                       ----------------------------------------
                                       Name: Stephen Goetschius
                                       Title: Senior Vice President

                                   TYLER TRADING, INC.

                                   By: /s/ Johnny E. Graves
                                       ----------------------------------------
                                       Name:  Johnny E. Graves
                                       Title: President

                                   UNICREDITO ITALIANO

                                   By:
                                       ----------------------------------------
                                       Name:
                                       Title:

                                   By:
                                       ----------------------------------------
                                       Name:
                                       Title:

                                   UNION EUROPEENE CIC

                                   By:
                                       ----------------------------------------
                                       Name:
                                       Title:

                                   U.S. BANK NATIONAL ASSOCIATION

                                   By: /s/ Wesley G. Zepelin
                                       ----------------------------------------
                                       Name:  Wesley G. Zepelin
                                       Title: VP

                                   WELLS FARGO BANK, N.A.

                                   By: /s/ S. Michael St. Geme
                                       ----------------------------------------
                                       Name:  S. Michael St. Geme
                                       Title: VICE PRESIDENT

                                   WINDSOR LOAN FUNDING, LIMITED
                                     By: Stanfield Capital Partners LLC, as its
                                     Investment Manager

                                   By: /s/ Gregory L. Smith
                                       -----------------------------------------
                                       Name:  Gregory L. Smith
                                       Title:     Partner

                                   WHITNEY CASH FLOW FUND II GP, L.P.

                                   By: /s/ Michael B. De Florio
                                       ----------------------------------------
                                       Name:  Michael B. De Florio
                                       Title: Managing Director

                                   TEXTRON FINANCIAL CORPORATION

                                   By: /s/ Naoto Hayashida
                                       -----------------------------------------
                                       Name:  Naoto Hayashida
                                       Title: Director

                                   TARA HILL B.V.

                                   By: /s/ Donal Daly
                                       ----------------------------------------
                                       Name: Donal Daly

                                   AIB CAPITAL MARKETS

                                   By: /s/ William Morgan
                                       ----------------------------------------
                                       Name:  WILLIAM MORGAN

                                   BLUE EAGLE CDO I S.A.

                                   By: /s/  David Forbes - Nixon
                                       ----------------------------------------
                                       Name:  DAVID FORBES - NIXON
                                       Title: PORTFOLIO MANAGER

                                                         KBC Bank Nederland N.V.
                                   KBC Bank N.V.              Postbus 502
                                                           3000 AM ROTTERDAM

                                   By: /s/ E.R. van den Berg
                                       ----------------------------------------
                                       Name:  E.R. van den Berg
                                       Title:

                                   By: /s/ G. Libot
                                       ----------------------------------------
                                       Name:  G. Libot
                                       Title:

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                                   DUCHESS I CDO S.A.

                                   By: /s/ David Wilmot
                                       ----------------------------------------
                                       Name: David Wilmot
                                       Title: Director
                                         Duke Street Capital Debt Management Ltd
                                           on behalf of
                                           Duchess I CDO S.A.

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                                   SEQUILS-CUMBERLAND I, LTD.
                                     By: Deerfield Capital Management LLC
                                         as its Collateral Manager

                                   By: /s/ Mark E. Wittnebel
                                       ----------------------------------------
                                       Name:  MARK E. WITTNEBEL
                                       Title: SR. VICE PRESIDENT

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                                   PINEHURST TRADING, INC.

                                   By: /s/ Diana L. Mushill
                                       ----------------------------------------
                                       Name:  DIANA L. MUSHILL
                                       Title: ASST. VICE PRESIDENT

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                                   FC CBO II LIMITED

                                   By: /s/ Mike McCarthy
                                       ----------------------------------------
                                       Name:  Mike McCarthy
                                       Title: DIRECTOR